Exhibit 99.2

THE INFORMATION CONTAINED HEREIN HAS NOT BEEN INDEPENDENTLY VERIFIED BY WAMU CAPITAL CORP.  THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND SUBJECT TO CHANGE, AND SUPERSEDES INFORMATION CONTAINED IN ANY PRIOR COLLATERAL TERM SHEET FOR THIS TRANSACTION.

PROSPECTIVE INVESTORS IN THE SECURITIES SHOULD READ THE RELEVANT DOCUMENTS FILED, OR TO BE FILED, WITH THE SECURITIES AND EXCHANGE COMMISSION BECAUSE THEY CONTAIN IMPORTANT INFORMATION.  SUCH DOCUMENTS MAY BE OBTAINED WITHOUT CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE.

ALTHOUGH A REGISTRATION STATEMENT (INCLUDING THE BASE PROSPECTUS) RELATING TO THE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS EFFECTIVE, THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION HAS NOT YET BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.  ONCE AVAILABLE, A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE WAMU CAPITAL CORP. TRADING DESK AT 206-554-2450, OR BY CONTACTING WASHINGTON MUTUAL MORTGAGE SECURITIES CORP. AT 847-548-6500.

WaMu Mortgage Pass-Through Certificates
Series 2005-AR8 Combine
Mortgage Loans
Preliminary Collateral Information As of 07/01/05

TOTAL CURRENT BALANCE	$3,029,048,950
TOTAL ORIGINAL BALANCE	$3,044,820,305

NUMBER OF LOANS	5,327

			Minimum		Maximum
AVG CURRENT BALANCE	$568,622		$10,620		$2,499,166
AVG ORIGNAL BALANCE	$571,583		$26,250		$2,500,000

WAVG GROSS COUPON	5.10%		4.18%		6.07%
WAVG GROSS MARGIN	2.47%		1.55%		3.44%
WAVG MAX INT RATE	9.98%		8.70%		10.87%

WAVG CURRENT LTV	70.25%		1.17%		95.00%

WAVG FICO SCORE	690		580		850

WAVG MONTHS TO ROLL	1	months	1	months	1	months

WAVG NEG AM LIMIT	124%		110%		125%
WAVG PAYMENT CAP	7.50%		7.50%		7.50%
WAVG RECAST	60	months	60	months	60	months

WAVG ORIGINAL TERM	365	months	180	months	480	months
WAVG REMAINING TERM	359	months	170	months	477	months
WAVG SEASONING	6	months	3	months	16	months

NZ WAVG PREPAY TERM	18	months	12	months	36	months

TOP STATE CONC	CA(60.23%),NY(6.05%),FL(5.93%)
MAXIMUM CA ZIPCODE	0.60%

FIRST PAY DATE			April 1,2004		May 1,2005

RATE CHANGE DATE			August 1,2005		August 1,2005

MATURE DATE			September 1,2019		April 1,2045

PRODUCT	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Monthly MTA	5,327	$3,029,048,950	100.00%
Total	5,327	$3,029,048,950	100.00%

CURRENT BALANCE ($)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
1— 100,000	33	$2,319,300	0.08%
100,001— 200,000	159	24,291,979	0.80
200,001— 300,000	197	49,156,190	1.62
300,001— 400,000	844	315,979,936	10.43
400,001— 500,000	1,413	637,142,549	21.03
500,001— 600,000	1,008	552,962,249	18.26
600,001— 700,000	673	435,503,963	14.38
700,001— 800,000	285	212,807,533	7.03
800,001— 900,000	181	154,463,137	5.10
900,001— 1,000,000	206	199,822,471	6.60
1,000,001— 1,100,000	65	68,850,062	2.27
1,100,001— 1,200,000	64	73,159,628	2.42
1,200,001— 1,300,000	52	65,044,249	2.15
1,300,001— 1,400,000	44	59,416,468	1.96
1,400,001— 1,500,000	50	73,868,174	2.44
1,500,001— 1,600,000	12	18,119,498	0.60
1,600,001— 1,700,000	6	9,892,590	0.33
1,700,001— 1,800,000	3	5,208,494	0.17
1,800,001— 1,900,000	5	9,220,917	0.30
1,900,001— 2,000,000	5	9,827,749	0.32
2,000,001— 2,100,000	3	6,214,934	0.21
2,100,001— 2,200,000	2	4,299,635	0.14
2,200,001— 2,300,000	1	2,207,823	0.07
2,300,001— 2,400,000	5	11,820,726	0.39
2,400,001— 2,500,000	11	27,448,698	0.91
Total	5,327	$3,029,048,950	100.00%

GROSS COUPON (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
4.001— 4.250	1	$558,597	0.02%
4.251— 4.500	4	1,565,410	0.05
4.501— 4.750	126	68,204,939	2.25
4.751— 5.000	1,697	937,907,319	30.96
5.001— 5.250	2,448	1,365,095,711	45.07
5.251— 5.500	981	609,670,729	20.13
5.501— 5.750	61	38,015,874	1.26
5.751— 6.000	8	7,750,918	0.26
6.001 >=	1	279,452	0.01
Total	5,327	$3,029,048,950	100.00%

GROSS MARGIN (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
1.501— 1.750	1	$558,597	0.02%
1.751— 2.000	81	42,740,308	1.41
2.001— 2.250	419	235,714,723	7.78
2.251— 2.500	2,636	1,535,899,232	50.71
2.501— 2.750	2,057	1,119,446,924	36.96
2.751— 3.000	120	82,635,427	2.73
3.001— 3.250	8	6,859,048	0.23
3.251— 3.500	5	5,194,691	0.17
Total	5,327	$3,029,048,950	100.00%

MAX INT RATE (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
<= 9.000	1	$579,642	0.02%
9.251— 9.500	2	891,394	0.03
9.501— 9.750	4	1,846,402	0.06
9.751— 10.000	4,729	2,615,623,272	86.35
10.001— 10.250	534	361,061,299	11.92
10.251— 10.500	46	38,861,374	1.28
10.501— 10.750	7	5,444,010	0.18
10.751— 11.000	4	4,741,557	0.16
Total	5,327	$3,029,048,950	100.00%

ORIGINAL TERM (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
180	4	$2,018,269	0.07%
360	5,110	2,896,294,099	95.62
480	213	130,736,582	4.32
Total	5,327	$3,029,048,950	100.00%

NEG AM LIMIT (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
110	514	$293,937,657	9.70%
125	4,813	2,735,111,293	90.30
Total	5,327	$3,029,048,950	100.00%

REMAINING TERM (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
161— 170	1	$468,141	0.02%
171— 180	3	1,550,128	0.05
341— 350	947	544,245,197	17.97
351— 360	4,163	2,352,048,901	77.65
461— 470	33	20,495,389	0.68
471— 480	180	110,241,194	3.64
Total	5,327	$3,029,048,950	100.00%

SEASONING (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
1— 6	3,048	$1,883,321,882	62.18%
7— 12	2,263	1,137,476,139	37.55
13 >=	16	8,250,929	0.27
Total	5,327	$3,029,048,950	100.00%

CURRENT LTV (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
<= 20	7	$2,085,133	0.07%
21— 25	5	3,378,820	0.11
26— 30	11	6,887,265	0.23
31— 35	20	14,455,953	0.48
36— 40	33	27,487,812	0.91
41— 45	68	48,836,474	1.61
46— 50	127	90,525,050	2.99
51— 55	170	114,622,545	3.78
56— 60	259	177,476,343	5.86
61— 65	407	304,125,347	10.04
66— 70	631	402,617,484	13.29
71— 75	1,426	784,417,496	25.90
76— 80	1,879	929,990,282	30.70
81— 85	206	96,828,004	3.20
86— 90	41	14,695,183	0.49
91— 95	37	10,619,760	0.35
Total	5,327	$3,029,048,950	100.00%

FICO SCORE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
580— 599	168	$59,187,891	1.95%
600— 619	544	189,621,913	6.26
620— 639	326	183,851,880	6.07
640— 659	324	196,033,109	6.47
660— 679	922	544,393,011	17.97
680— 699	1,096	690,327,069	22.79
700— 719	758	471,778,526	15.58
720— 739	302	186,470,663	6.16
740— 759	477	276,838,374	9.14
760— 779	252	143,679,617	4.74
780— 799	128	70,789,811	2.34
800 >=	30	16,077,086	0.53
Total	5,327	$3,029,048,950	100.00%

DOCUMENTATION	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Full Documentation	1,816	$925,709,784	30.56%
Reduced Documentation	3,511	2,103,339,166	69.44
Total	5,327	$3,029,048,950	100.00%

IO FLAG	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
NO	5,327	$3,029,048,950	100.00%
Total	5,327	$3,029,048,950	100.00%

OCCUPANCY	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Investor	14	$4,849,584	0.16%
Owner Occupied	5,019	2,849,600,423	94.08
Second Home	294	174,598,942	5.76
Total	5,327	$3,029,048,950	100.00%

PROPERTY TYPE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
2-4 Family	87	$53,281,605	1.76%
Condo	538	271,019,971	8.95
Co-op	7	4,767,177	0.16
Single Family	4,689	2,696,149,060	89.01
Townhouse	6	3,831,136	0.13
Total	5,327	$3,029,048,950	100.00%

PURPOSE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Purchase	1,757	$997,995,637	32.95%
Refi—Cash Out	2,877	1,633,632,149	53.93
Refi—No Cash Out	693	397,421,163	13.12
Total	5,327	$3,029,048,950	100.00%

PREPAY TERM (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
0	751	$456,379,466	15.07%
12	3,275	1,956,856,966	64.60
30	37	20,040,644	0.66
36	1,264	595,771,873	19.67
Total	5,327	$3,029,048,950	100.00%

STATE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
AZ	80	$46,668,952	1.54%
CA	3,082	1,824,524,679	60.23
CO	111	58,893,725	1.94
CT	94	61,091,086	2.02
DC	10	5,706,746	0.19
DE	3	1,621,679	0.05
FL	333	179,537,545	5.93
GA	42	20,818,449	0.69
ID	4	2,379,322	0.08
IL	165	82,999,485	2.74
IN	9	5,082,489	0.17
KS	2	1,575,221	0.05
KY	3	1,430,140	0.05
MA	141	73,970,534	2.44
MD	139	73,979,201	2.44
MI	46	19,007,874	0.63
MN	19	9,647,399	0.32
MO	9	4,139,135	0.14
MT	1	648,789	0.02
NC	14	7,746,722	0.26
NE	2	957,249	0.03
NH	10	4,708,463	0.16
NJ	180	96,829,405	3.20
NV	77	38,791,948	1.28
NY	306	183,403,558	6.05
OH	28	11,171,992	0.37
OR	36	17,228,409	0.57
PA	39	16,776,633	0.55
RI	10	4,647,880	0.15
SC	15	12,403,464	0.41
TX	24	10,370,545	0.34
UT	16	7,778,263	0.26
VA	147	75,634,310	2.50
WA	118	61,014,072	2.01
WI	12	5,863,589	0.19
Total	5,327	$3,029,048,950	100.00%

WaMu Capital Corp.,
A Washington Mutual, Inc. Company